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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2000


                               DATALINK.NET, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           NEVADA                    0-21069                  36-3574355
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


1735 Technology Drive, Suite 790, San Jose, California            95110
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)


                                 (408) 367-1700
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


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ITEM 5. Other Events.

     On October 12, 2000, the Registrant announced it was authorizing the officers of the Registrant to buy back up to a maximum of one million (1,000,000) shares of the Registrant's outstanding common stock from time to time on the open market or otherwise, over the next twelve months.


ITEM 7. Financial Statements and Exhibits.

     (c) The following exhibits are filed with this report:


     Exhibit Number      Description
     --------------      -----------
         99.1            Press Release dated October 12, 2000.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DATALINK.NET, INC.

Date:   October 16, 2000             By: /s/ Anthony N. LaPine
                                         -------------------------------------
                                         Anthony N. LaPine,
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX


       Exhibit
       No.           Description
       --------      -----------

       99.1          Press Release dated October 12, 2000.